UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 30, 2016

Citigroup Commercial Mortgage Trust 2016-C2

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001681031)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

MC-Five Mile Commercial Mortgage Finance LLC

(Central Index Key number: 0001576832)

Walker & Dunlop Commercial Property Funding I CB, LLC

(Central Index Key number: Not Applicable)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-06	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-C2, Commercial Mortgage Pass-Through Certificates, Series 2016-C2 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H and Class R Certificates (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $525,404,000, were sold to Citigroup Global Markets Inc. (“Citigroup”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, together with Citigroup in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 11, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup is acting as lead manager, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 8, 2016, and by the Prospectus, dated August 11, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $83,761,022, were sold to Citigroup, Drexel Hamilton and Morgan Stanley & Co. LLC (collectively with Citigroup and Drexel Hamilton in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of August 11, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-C2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 53 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2016 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, (iii) MC-Five Mile

Commercial Mortgage Finance LLC (“MC-Five Mile”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2016 (the “MC-Five Mile Mortgage Loan Purchase Agreement”), between the Depositor and MC-Five Mile, and (iv) Walker & Dunlop Commercial Property Funding I CB, LLC (“Walker & Dunlop”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2016 (the “Walker & Dunlop Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement and the MC-Five Mile Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and Walker & Dunlop. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively.

The Vertex Pharmaceuticals HQ Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-BNK1 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Vertex Pharmaceuticals HQ Mortgage Loan) and the holders of the Vertex Pharmaceuticals HQ Companion Loans, are generally governed by the Vertex Pharmaceuticals HQ Co-Lender Agreement. The WFCM 2016-BNK1 Pooling and Servicing Agreement and the Vertex Pharmaceuticals HQ Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.8, respectively.

The Opry Mills Mortgage Loan is required to be serviced and administered pursuant to the JPMCC 2016-JP2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Opry Mills Mortgage Loan) and the holders of the Opry Mills Companion Loans, are generally governed by the Opry Mills Co-Lender Agreement, as amended by the Opry Mills Resizing Amendment. The JPMCC 2016-JP2 Pooling and Servicing Agreement, the Opry Mills Co-Lender Agreement and the Opry Mills Resizing Amendment are attached hereto as Exhibits 4.3, 4.9 and 4.10, respectively.

The Crocker Park Phase One & Two Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Crocker Park Phase One & Two Mortgage Loan) and the holders of the Crocker Park Phase One & Two Companion Loans, are generally governed by the Crocker Park Phase One & Two Co-Lender Agreement. The Crocker Park Phase One & Two Co-Lender Agreement is attached hereto as Exhibit 4.11.

The Staybridge Suites Times Square Mortgage Loan is required to be serviced and administered pursuant to the DBJPM 2016-C3 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Staybridge Suites Times Mortgage Loan) and the holder of the Staybridge Suites Times Square Companion Loan, are generally governed by the Staybridge Suites Times Square Co-Lender Agreement. The DBJPM 2016-C3 Pooling and Servicing Agreement and the Staybridge Suites Times Square Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.12, respectively.

The Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-C1 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan) and the holders of the Hyatt Regency Huntington Beach Resort & Spa Companion Loans, are generally governed by the Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement, as amended by the Hyatt Regency Huntington Beach Resort & Spa Resizing Amendment. The CGCMT 2016-C1 Pooling and Servicing Agreement, the Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement and the Hyatt

Regency Huntington Beach Resort & Spa Resizing Amendment are attached hereto as Exhibits 4.5, 4.13 and 4.14, respectively.

The Kroger (Roundy’s) Distribution Center Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-C35 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Kroger (Roundy’s) Distribution Center Mortgage Loan) and the holder of the Kroger (Roundy’s) Distribution Center Companion Loan, are generally governed by the Kroger (Roundy’s) Distribution Center Co-Lender Agreement. The WFCM 2016-C35 Pooling and Servicing Agreement and the Kroger (Roundy’s) Distribution Center Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.15, respectively.

The Jay Scutti Plaza Mortgage Loan is required to be serviced and administered pursuant to the CSAIL 2016-C6 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Jay Scutti Plaza Mortgage Loan) and the holder of the Jay Scutti Plaza Companion Loan, are generally governed by the Jay Scutti Co-Lender Agreement. The CSAIL 2016-C6 Pooling and Servicing Agreement and the Jay Scutti Plaza Co-Lender Agreement are attached hereto as Exhibits 4.7 and 4.16, respectively.

The Hilton Garden Inn Athens Downtown Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee on behalf of the Issuing Entity (as holder of the Garden Inn Athens Downtown Mortgage Loan) and the holder of the Hilton Garden Inn Athens Downtown Companion Loan, are generally governed by the Hilton Garden Inn Athens Downtown Co-Lender Agreement. The Hilton Garden Inn Athens Downtown Co-Lender Agreement is attached hereto as Exhibit 4.17.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, Rialto, MC-Five Mile and Walker & Dunlop. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,543,734, were approximately $647,858,600. Of the expenses paid by the Depositor, approximately $417,147 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,126,587 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated August 11, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.      Financial Statements and Exhibits.

(d)      Exhibits

Exhibit 1	Underwriting Agreement, dated as of August 11, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.2	WFCM 2016-BNK1 Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.3	JPMCC 2016-JP2 Pooling and Servicing Agreement, dated as of July 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	DBJPM 2016-C3 Pooling and Servicing Agreement, dated as of August 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
Exhibit 4.5	CGCMT 2016-C1 Pooling and Servicing Agreement, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.6	WFCM 2016-C35 Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.7	CSAIL 2016-C6 Pooling and Servicing Agreement, dated as of May 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of July 15, 2016, relating to the Vertex Pharmaceuticals HQ Loan Combination.
Exhibit 4.9	Co-Lender Agreement, dated as of July 29, 2016, relating to the Opry Mills Loan Combination.
Exhibit 4.10	Resizing Amendment, dated as of August 9, 2016, relating to the Opry Mills Loan Combination.
Exhibit 4.11	Co-Lender Agreement, dated as of July 25, 2016, relating to the Crocker Park Phase One & Two Loan Combination.
Exhibit 4.12	Co-Lender Agreement, dated as of August 11, 2016, relating to the Staybridge Suites Times Square Loan Combination.
Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination.
Exhibit 4.14	Resizing Amendment, dated as of July 15, 2016, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination.
Exhibit 4.15	Co-Lender Agreement, dated as of July 19, 2016, relating to the Kroger (Roundy’s) Distribution Center Loan Combination.
Exhibit 4.16	Co-Lender Agreement, dated as of May 11, 2016, relating to the Jay Scutti Plaza Loan Combination.
Exhibit 4.17	Co-Lender Agreement, dated as of August 11, 2016, relating to the Hilton Garden Inn Athens Downtown Loan Combination.
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016.
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2016, which such certification is dated August 11, 2016.
Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement
Exhibit 99.2	Rialto Mortgage Loan Purchase Agreement
Exhibit 99.3	MC-Five Mile Mortgage Loan Purchase Agreement
Exhibit 99.4	Walker & Dunlop Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-C2 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of August 11, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.2	WFCM 2016-BNK1 Pooling and Servicing Agreement, dated as of August 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.3	JPMCC 2016-JP2 Pooling and Servicing Agreement, dated as of July 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

4.4	DBJPM 2016-C3 Pooling and Servicing Agreement, dated as of August 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.	(E)
4.5	CGCMT 2016-C1 Pooling and Servicing Agreement, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.6	WFCM 2016-C35 Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.7	CSAIL 2016-C6 Pooling and Servicing Agreement, dated as of May 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.8	Co-Lender Agreement, dated as of July 15, 2016, relating to the Vertex Pharmaceuticals HQ Loan Combination.	(E)
4.9	Co-Lender Agreement, dated as of July 29, 2016, relating to the Opry Mills Loan Combination.	(E)
4.10	Resizing Amendment, dated as of August 9, 2016, relating to the Opry Mills Loan Combination.	(E)

4.11	Co-Lender Agreement, dated as of July 25, 2016, relating to the Crocker Park Phase One & Two Loan Combination.	(E)
4.12	Co-Lender Agreement, dated as of August 11, 2016, relating to the Staybridge Suites Times Square Loan Combination.	(E)
4.13	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination.	(E)
4.14	Resizing Amendment, dated as of July 15, 2016, relating to the Hyatt Regency Huntington Beach Resort & Spa Loan Combination.	(E)
4.15	Co-Lender Agreement, dated as of July 19, 2016, relating to the Kroger (Roundy’s) Distribution Center Loan Combination.	(E)
4.16	Co-Lender Agreement, dated as of May 11, 2016, relating to the Jay Scutti Plaza Loan Combination.	(E)
4.17	Co-Lender Agreement, dated as of August 11, 2016, relating to the Hilton Garden Inn Athens Downtown Loan Combination.	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 30, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2016, which such certification is dated August 11, 2016.	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	Rialto Mortgage Loan Purchase Agreement	(E)
99.3	MC-Five Mile Mortgage Loan Purchase Agreement	(E)
99.4	Walker & Dunlop Mortgage Loan Purchase Agreement	(E)